UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2022

CASTELLUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-41526	27-4079982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814
(Address of principal executive offices, including zip code)

301-961-4895
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTM	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01
Entry into a Material Definitive Agreement.

On October 12, 2022, Castellum, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”), with the selling stockholders named therein (the “Selling Stockholders”), and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters named in Schedule 1-A thereto (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, a firm commitment underwritten public offering (the “Offering”) was conducted in which (i) the Company agreed to sell to the Underwriters 1,350,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) the Selling Stockholders agreed to sell to the Underwriters 150,000 previously issued shares of Common Stock at a public offering price of $2.00 per share. The Common Stock has been approved to list on the NYSE American under the symbol CTM and began trading there on October 13, 2022.

The shares of Common Stock were offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-267249), initially filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), on September 2, 2022, and declared effective on October 12, 2022.

In addition, the Underwriters were granted a 45-day option to purchase up to an additional 225,000 shares of Common Stock solely to cover over-allotments, at the public offering price per share of Common Stock less the underwriting discounts payable by the Company.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

In addition, pursuant to the terms of the Underwriting Agreement and related “lock-up” agreements, the Company, each director and executive officer of the Company, and certain stockholders have agreed with the Underwriters not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of our Common Stock or securities convertible into Common Stock for a period of 12 months (in the case of the Company) and 180 days (
in the case of the directors, executive officers, and certain stockholders of the Company
) after the October 17, 2022 closing date of the Offering,
subject to customary exceptions and negotiated leak out agreements.

The Offering closed on October 17, 2022.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

As disclosed in the final prospectus filed in connection with the Offering, on October 17, 2022, the Company issued a total of 15,375,000 shares of Common Stock in connection with the conversion of all 3,054,000 shares of the Company’s  Series B preferred stock outstanding. Mark C. Fuller, the Company’s Chief Executive Officer and a member of the Company’s Board of Directors (the “Board”) was issued
7,522,500 shares.
Jay O. Wright, the Company’s General Counsel and a member of the Board was issued
7,852,500 shares.

The issuances described herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the shares of Common Stock was based upon the following factors: (a) there were only two recipients all of whom are employed by the Company; (b) the shares of Common Stock were not broken down into smaller denominations; and (c) the negotiations for the issuance of the shares of Common Stock took place directly between each individual and the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2022, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Charter Amendment”), with the Secretary of State of the State of Nevada in connection with a 1-for-20 reverse stock split of the Company’s issued and outstanding shares of Common Stock (the “Reverse Split”). The Financial Industry Regulatory Authority approved the Charter Amendment on October 12, 2022 and the Reverse Split took effect on October 13, 2022.

The above description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Reverse Split was implemented by the Company in connection with the Company’s listing of its Common Stock on the NYSE American.

Item 8.01 Other Events
.

On October 12, 2022, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. On October 17, 2022, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits
.

Exhibit No.	Description

1.1	Underwriting Agreement by and among Castellum, Inc., the selling stockholders named therein, and EF Hutton, division of Benchmark Investments, LLC, dated October 12, 2022
3.1	Certificate of Amendment, filed October 5, 2022
99.1	Press Release announcing the pricing of the Offering, dated October 12, 2022
99.2	Press Release announcing the closing of the Offering, dated October 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTELLUM, INC.

Date: October 18, 2022	By:	/s/ Mark C. Fuller
	Name:	Mark C. Fuller
	Title:	Chief Executive Officer